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                                                                    EXHIBIT 10.2

                                                                EXECUTED VERSION


                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                            BEVERLY ENTERPRISES, INC.

                                 AS THE COMPANY,

                       EACH OF THE GUARANTORS PARTY HERETO

                                       AND

              LEHMAN BROTHERS INC. AND J.P. MORGAN SECURITIES INC.

                            AS THE INITIAL PURCHASERS






                            DATED AS OF JUNE 25, 2004



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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
1.       Definitions ...................................................   1

2.       Registered Exchange Offer .....................................   4

3.       Shelf Registration ............................................   5

4.       Liquidated Damages ............................................   7

5.       Registration Procedures .......................................   8

6.       Registration Expenses .........................................  17

7.       Indemnification and Contribution ..............................  18

8.       Rule 144A and Rule 144 ........................................  21

9.       Future Subsidiary Guarantees ..................................  21

10.      Miscellaneous .................................................  21

                  This Registration Rights Agreement (this "AGREEMENT") is dated as of June 25, 2004, by and among Beverly Enterprises, Inc., a Delaware corporation (together with any successor entity, herein referred to as the "COMPANY"), each of the guarantors listed on Schedule I hereto (collectively referred to as the "Guarantors"), Lehman Brothers Inc. and J.P. Morgan Securities (collectively referred to as the "INITIAL Purchasers").

                  This Agreement is made pursuant to the Purchase Agreement, dated as of June 18, 2004, by and among the Company, the Guarantors and the Initial Purchasers (the "PURCHASE AGREEMENT"), whereby the Initial Purchasers have agreed to purchase from the Company $215,000,000 aggregate principal amount of 7 7/8% Senior Subordinated Notes due 2014 (the "NOTES"). The Notes are being issued pursuant to an indenture (the "Indenture"), dated the date hereof, among the Company, the Guarantors and The Bank of New York, as Trustee (the "TRUSTEE"). The Notes will have terms and provisions as described in the Indenture and will be unconditionally guaranteed on an unsecured, senior subordinated basis (the "SUBSIDIARY GUARANTEES" and together with the Notes, collectively referred to as the "SECURITIES" ) by the Guarantors. To induce the Initial Purchasers to purchase the Securities, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement pursuant to the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

                  The parties hereby agree as follows:

                  1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  AFFILIATE: As such term is defined in Rule 144 under the Securities Act.

                  AGREEMENT: This Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.

                  BLACKOUT PERIOD: As defined in Section 4 hereof.

                  BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

                  BUSINESS DAY: A day other than a Saturday or Sunday or any day on which banking institutions in The City of New York are authorized or obligated by law to close.

                  CLOSING DATE: The date of this Agreement.

                  COMMISSION: The U.S. Securities and Exchange Commission.

                  COMPANY: As defined in the preamble hereto.

                  CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 2(b) hereof and (c) the delivery by the Company and the Guarantors to the registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Securities tendered by Holders thereof pursuant to the Exchange Offer.

                  CONSUMMATION DEADLINE: As defined in Section 2(b) hereof.

                  EFFECTIVENESS DEADLINE: As defined in Section 2(a)(ii) and 3(a) hereof.

                  EXCHANGE ACT: The U.S. Securities Exchange Act of 1934, as amended.

                  EXCHANGE GUARANTEES: The Subsidiary Guarantees, registered under the Securities Act, to be issued pursuant to the Indenture (a) in the Exchange Offer or (b) as contemplated by Section 3 hereof.

                  EXCHANGE NOTES: The Company's 7 7/8% Senior Subordinated Notes due 2014, registered under the Securities Act, to be issued pursuant to the Indenture (a) in the Exchange Offer or (b) as contemplated by Section 3 hereof.

                  EXCHANGE OFFER: The exchange and issuance by the Company and the Guarantors of a principal amount of Exchange Securities (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Securities that are tendered by such Holders in connection with such exchange and issuance.

                  EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

                  EXCHANGE SECURITIES: Collectively refers to the Exchange Notes and the related Exchange Guarantees.

                  FILING DEADLINE: As defined in Sections 2(a)(i) and 3(a) hereof.

                  GUARANTORS: As defined in the preamble hereto.

                  HOLDER: A Person who owns, beneficially or otherwise, Transfer Restricted Securities.

                  INDENTURE: As defined in the preamble hereto.

                  INITIAL PURCHASERS: As defined in the preamble hereto.

                  INTEREST PAYMENT DATE: Each June 15 and December 15 of each year, commencing December 15, 2004.

                  MAJORITY OF HOLDERS: Holders holding more than 50% of the aggregate principal amount of Notes outstanding.

                  NOTES: As defined in the preamble hereto.


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                  PERSON: Any individual, corporation, partnership, joint
venture, association, joint-stock company, trust, unincorporated organization, limited liability company, or government or other entity.

                  PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                  PURCHASE AGREEMENT: As defined in the preamble hereto.

                  REGISTRATION DEFAULT: As defined in Section 4 hereof.

                  REGISTRATION STATEMENT: Any registration statement of the Company and the Guarantors relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case
(i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                  SECURITIES: As defined in the preamble hereto.

                  SECURITIES ACT: The U.S. Securities Act of 1933, as amended.

                  SHELF REGISTRATION STATEMENT: As defined in Section 3(a) hereof.

                  SUBSIDIARY GUARANTEE: As defined in the preamble hereto.

                  SUSPENSION NOTICE: As defined in Section 5(e) hereof.

                  TIA: The Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.

                  TRANSFER RESTRICTED SECURITIES: (a) Each Security, until the earliest to occur of (i) the date on which such Security has been exchanged by a Person other than a Broker-Dealer for an Exchange Security in the Exchange Offer and entitled to be resold to the public by such Person without complying with the prospectus delivery requirements of the Securities Act, (ii) the date on which such Security has been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with a Shelf Registration Statement or (iii) the date on which such Security is eligible to be distributed to the public pursuant to Rule 144(k) under the Securities Act; and (b) each Exchange Security acquired by the Broker-Dealer in the Exchange Offer of a Security for such Exchange Security, until the date on which such Exchange Security is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement.

                  UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.


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

                  2. REGISTERED EXCHANGE OFFER.

                  (a) Unless the Exchange Offer shall not be permitted by applicable federal law or Commission policy (after the procedures set forth in Sections 5(a)(i) hereof have been complied with), the Company and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission on or prior to 90 days after the Closing Date (such 90th day being the "FILING DEADLINE"), (ii) use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective on or prior to 270 days after the Closing Date (such 270th day being the "EFFECTIVENESS DEADLINE"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Securities to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting (I) registration of the Exchange Securities to be offered in exchange for the Securities that are Transfer Restricted Securities and (II) resales of Exchange Securities held by Broker-Dealers that tendered into the Exchange Offer Securities that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Company or any of its Affiliates) as contemplated by Section 2(c) hereof.

                  (b) The Company and the Guarantors shall use all commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use all commercially reasonable efforts to cause the Exchange Offer to be Consummated on or prior to 30 Business Days, or longer, if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement has been declared effective (the "CONSUMMATION DEADLINE") and to issue Exchange Securities in exchange for all Securities tendered prior thereto in the Exchange Offer.

                  (c) The Company and the Guarantors shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Securities acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement.

                  Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with its initial sale of any Exchange Securities received by such Broker-Dealer in the Exchange Offer, the Company and the Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of Exchange Securities by Broker-Dealers, the Company and the Guarantors agree to use all commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by and subject to the provisions of Sections 5(a) and 5(c) hereof and subject to any Blackout Period (as defined below) and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 270 days from the date on which the Exchange Offer Registration Statement is declared effective or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request at any time during such 270-day period (or shorter as provided in the foregoing sentence) in order to facilitate resales.

                  3. SHELF REGISTRATION.

                  (a) If (i) the Company and the Guarantors are not required to file the Exchange Offer Registration Statement, (ii) the consummation of the Exchange Offer is not permitted by applicable law or Commission policy (after the Company and the Guarantors have complied with the procedures set forth in
Section 5(a)(i) hereof) or (iii) any Holder of Transfer Restricted Securities notifies the Company prior to the 20th Business Day following the Consummation of the Exchange Offer that (x) such Holder was prohibited by applicable law or Commission policy from participating in the Exchange Offer, (y) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (z) such Holder is a Broker-Dealer and holds Securities acquired directly from the Company or any of its Affiliates, then the Company and the Guarantors shall:

                  (I) use all commercially reasonable efforts to cause to be filed on or prior to 30 days after the earlier of, (x) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(ii) of this Section or (y) the date on which the Company receives the notice specified in clause (a)(iii) of this Section, but in no event shall the Company be required to file a Shelf Registration Statement earlier than the Consummation of the Exchange Offer (such earlier date, the "FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Securities Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, together with any

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amendments thereto, and including any documents incorporated by reference therein, the "SHELF REGISTRATION STATEMENT")), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of
Section 3(b) hereof; and

                           (II) use all commercially reasonable efforts to cause
such Shelf Registration Statement to become effective on or prior to the later of (x) 270 days after the Closing Date or (y) 30 days after the Filing Deadline for the Shelf Registration Statement (such later date, the "EFFECTIVENESS DEADLINE").

                  If, after the Company and the Guarantors have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 2(a) hereof, the Company and the Guarantors are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) of this Section), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (I) above; provided that, in such event, the Company and the Guarantors shall remain obligated to meet the Effectiveness Deadline set forth in clause (II) above.

To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 3(a) and the other securities required to be registered therein pursuant to Section 5(b)(ii) hereof, the Company and the Guarantors shall use all commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 3(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 5(b) and (c) hereof and subject to any Blackout Period and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 5(c)(i)hereof) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto, including any update to such relevant information, if any, necessary to cure the condition described in clause (d) of Section 4 below.

                  (b) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefore, such information as the Company may reasonably request in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein, including, but not limited to, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 4 hereof unless and until such Holder shall have provided all such information. By its acceptance of Transfer Restricted Securities, each Holder agrees to notify the Company promptly if any of the information previously furnished is misleading or inaccurate in any material respect and to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                  4. LIQUIDATED DAMAGES.

                  If (a) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline,
(b) any such Registration Statement has not been declared effective by the Commission prior to or on the applicable Effectiveness Deadline, (c) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline, or (d) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose during the period required by this Agreement without being succeeded within two Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within five Business Days of filing such post-effective amendment, except in the case of this clause (d) under the circumstances set forth in the following paragraph (each such event referred to in clauses (a) through (d), a "REGISTRATION DEFAULT"); then the Company and the Guarantors hereby jointly and severally agree to pay to each holder of Notes, liquidated damages in the form of an increase in the interest rate borne by the Notes in an amount equal to, with respect to the first 90-day period immediately following the occurrence of the first Registration Default, to 0.50% per annum per $1,000 principal amount of Notes held by such holder of notes; and the amount of the liquidated damages will increase by an additional 0.50% per annum per $1,000 principal amount of Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages for all Registration Defaults equal to 1.00% per annum; provided that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. Notwithstanding anything to the contrary set forth herein, (i) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (a) above, (ii) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (b) above,
(iii) upon Consummation of the Exchange Offer, in the case of clause (c) above, or (iv) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable, in the case of (d) above, the liquidated damages payable with respect to the Notes as a result of such clause
(a), (b), (c) or (d), as applicable, shall cease.

A Registration Default referred to in clause (d) above shall be deemed not to have occurred and be continuing in respect of (x) a Shelf Registration Statement or (y) after the date on which the Exchange Offer is Consummated, the Exchange Offer Registration Statement that is required to be effective to permit resales of Exchange Notes by Broker-Dealers as contemplated by Section 2(c) below or the related Prospectus if (A) such period of time during which the Shelf Registration Statement is not effective or such Shelf Registration Statement or the related Prospectus is not useable ( the "BLACKOUT PERIOD") occurred solely as a result of (x) the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Company and the Guarantors where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events with respect to the Company and the Guarantors that would need to be described in such Shelf Registration Statement or the

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related Prospectus and (B) in the case of clause (y), the Company and the
Guarantors are proceeding promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the Shelf Registration Statement) such Shelf Registration Statement and the related Prospectus to describe such events; provided, however, that in the event a Blackout Period exceeds an aggregate of 60 days in any 90-day period, a Registration Default shall be deemed to have occurred on the 61st day of such Blackout Period and liquidated damages shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured or until the Company and the Guarantors are no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or the related Prospectus usable; provided that in the event a disclosure under clause (y) above relates to a previously undisclosed proposed or pending material transaction, the disclosure of which would impede the Company's or such Guarantors ability to consummate such transaction, the Blackout Period may be extended from 60 days to 90 days; provided, however, that Blackout Period shall not exceed an aggregate of 120 days in any 360-day period.

                  All accrued liquidated damages shall be paid to the holders of notes entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any Securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay liquidated damages with respect to Securities shall survive until such time as such obligations with respect to such Securities shall have been satisfied in full.

                  5. REGISTRATION PROCEDURES.

                  (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Company and the Guarantors shall (i) comply with all applicable provisions of Section 5(c) hereof and Section 5(d) hereof with respect to certain exchange offer prospectuses as described therein, (ii) use all commercially reasonable efforts to effect such exchange and to permit the resale of Exchange Securities by any Broker-Dealer that tendered Securities in the Exchange Offer that such Broker-Dealer acquired for its own account as a result of its market-making activities or other trading activities (other than Securities acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof; and (iii) comply with all of the following provisions:

                  (A) If, following the Closing Date, there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level, but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors hereby agree to (I) participate in telephonic conferences with the Commission staff, (II) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal basis, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (III) diligently pursue a resolution (which need not be favorable) by the Commission staff.

                  (B) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (I) it is not an Affiliate of the Company, (II) it is not engaged in, does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (III) it is acquiring the Exchange Securities in its ordinary course of business and (IV) if such Holder is a Broker-Dealer, that it will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will deliver a Prospectus in connection with any resale of such Exchange Securities. Each Holder shall be required to make such other representations as may be reasonably necessary under applicable Commission rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the Securities Act available and will be required to agree to comply with their agreements and covenants set forth in this Agreement. Each Holder using the Exchange Offer to participate in a distribution of the Exchange Securities will be required to acknowledge and agree that, if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (A) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective Registration Statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

                  (C) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall, if requested by the Commission, provide a supplemental letter to the Commission (I) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (A) above, (II) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Exchange Securities to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder (other than the Initial Purchasers) participating in the Exchange Offer is acquiring the Exchange Securities in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities received in the Exchange Offer and (III) including any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (A) above, if applicable.

                  (b) SHELF REGISTRATION STATEMENT. In connection with the Shelf Registration Statement, the Company and the Guarantors shall:

                           (i) comply with all the provisions of Section 5(c)
                  and (d) below and use all commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 3(b) hereof), and pursuant thereto, prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof; and

                           (ii) issue, upon the request of any Holder or
                  purchaser of Securities covered by any Shelf Registration Statement contemplated by this Agreement, Exchange Securities, having an aggregate principal amount equal to the aggregate principal amount of Securities sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; and the Company and the Guarantors shall register Exchange Securities on the Shelf Registration Statement for this purpose and issue the Exchange Securities to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

                  (c) GENERAL PROVISIONS. In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company and the Guarantors shall:

                  (i) use all commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 2 or 3 hereof, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein (and, in the case of a Prospectus, in the light of the circumstances under which it was made) not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly, subject to any Blackout Period an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use all commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable; if at any time the Commission shall issue any stop order suspending the effectiveness of any Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (ii) use all commercially reasonable efforts to (A) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 2 or 3 hereof, as the case may be, subject to any applicable Blackout Period, (B) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner, and (C) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and enable such Transfer Restricted Securities to be registered in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                  (iv) use all commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by such Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (v) provide CUSIP numbers for all Transfer Restricted Securities or Exchange Securities, as the case may be, not later than the effective date of such Registration Statement covering such Transfer Restricted Securities or Exchange Securities, as the case may be, and provide the Trustee under the Indenture with certificates for the Transfer Restricted Securities or Exchange Securities, as the case may be, which are in a form eligible for deposit with The Depository Trust Company;

                  (vi) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to Holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act; and

                  (vii) cause the Indenture to be qualified under the TIA not later than the applicable Effectiveness Date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use all commercially reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

                  (d) ADDITIONAL PROVISIONS APPLICABLE TO SHELF REGISTRATION STATEMENTS AND CERTAIN EXCHANGE OFFER Prospectuses. In connection with (1) each Shelf Registration Statement, and (2) each Exchange Offer Registration Statement if and to the extent that an Initial Purchaser has notified the Company in accordance with Section 3(a)(iii) hereof that it is a holder of Exchange Securities that are Transfer Restricted Securities (for so long as such Exchange Securities are Transfer Restricted Securities or for the 270-day period provided in Section 2 hereof, whichever is shorter); the Company and the Guarantors shall:

                  (i) advise each Holder promptly (but in any event within three Business Days) and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes or (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which it was made, not misleading; and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and Guarantors shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to the Initial Purchasers and each Holder who is named in the Registration Statement prompt notice of the withdrawal of any such order;

                  (ii) subject to 5(c)(i), if any fact or event contemplated by
         Section 5(d)(i)(D) hereof shall exist or have occurred, use all commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (iii) furnish to each Holder in connection with such exchange or sale, if any (or, in connection with any Exchange Offer Registration Statement, furnish to counsel for the Initial Purchasers), before filing with the Commission, copies of any Registration Statement or any Prospectus included therein (except the Prospectus included in the Exchange Offer Registration Statement at the time it was declared effective) or any amendments or supplements to any such Registration Statement or Prospectus (but excluding any documents incorporated by reference as a result of the Company's or any Guarantor's periodic reporting requirements, as the case may be, under the Exchange Act), which documents will be subject to the reasonable review and comment of such Holders (and counsel, as the case may be) in connection with such sale, if any, for a period of at least four Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (excluding all such documents incorporated by reference as a result of the Company's or any Guarantor's periodic reporting requirements, as the case may be, under the Exchange Act) to which such Holders (or counsel, as the case may be) shall reasonably object within five Business Days after the receipt thereof; a Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which it was made, not misleading or fails to comply with the applicable requirements of the Securities Act;

                  (iv) prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each Holder (or, in connection with any Exchange Offer Registration Statement, furnish to counsel for the Initial Purchasers) in connection with such exchange or sale, if any, make the Company's and any Guarantors' representatives, as the case may be, available as may be reasonably necessary for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders (and counsel, as the case may be) may reasonably request;

                  (v) make available, at reasonable times, for inspection by each Holder in connection with any Shelf Registration Statement or Exchange Offer Registration Statement and any attorney or accountant retained by such Holders in connection with such Registration Statement, all relevant financial and other records, pertinent corporate documents of the Company and the Guarantors, subject to customary confidentiality agreements, and cause the Company's and any Guarantor's officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and which is customarily furnished in transactions of the type contemplated by such Registration Statement; provided, however, that the foregoing inspection and information gathering (A) shall be coordinated on behalf of the selling Holders, underwriters or any representative thereof by one counsel, who shall be Milbank, Tweed, Hadley & McCloy LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of Transfer Restricted Securities and (B) shall not be available to any such Holder who does not agree to hold such information in confidence;

                  (vi) if requested by any Holders (or, in connection with any Exchange Offer Registration Statement, the Initial Purchasers and their counsel) in connection with such exchange or sale, use all commercially reasonable efforts to include promptly in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (vii) make available upon request to each Holder (or, in connection with any Exchange Offer Registration Statement, counsel for the Initial Purchasers) in connection with such exchange or sale without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, and upon request all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (viii) deliver to each Holder (or, in connection with any Exchange Offer Registration Statement, the Initial Purchasers and their counsel) without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder (or, in connection with any Exchange Offer Registration Statement, the Initial Purchasers and their counsel) reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto; provided that such use of the Prospectus and any amendment or supplement thereto and such offering and sale conforms to the "Plan of Distribution" section set forth in the Prospectus and complies with the terms of this Agreement and all applicable laws and regulations thereunder;

                  (ix) upon the request of any Holder in connection with any Registration Statement, enter into such customary agreements (including an underwriting agreement) and make such customary representations and warranties and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company and the Guarantors shall have no obligation to enter into an underwriting agreement or permit an Underwritten Offering unless a request therefore shall have been received from Holders of not less than 33% of the aggregate principal amount of Transfer Restricted Securities then outstanding; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:

                           (A) upon request of the underwriters in connection
                  with any Underwritten Registration under any Registration Statement, furnish (or in the case of paragraphs (2) and (3) below, use all commercially reasonable efforts to cause to be furnished) to each Holder, upon the effectiveness of the such Registration Statement:

                           (1) a certificate, dated such date, signed on behalf
                  of the Company and each Guarantor by (x) the President or any Vice President of the Company and (y) a principal financial or accounting officer of the Company and such Guarantor, confirming, to the best of their knowledge after reasonable investigation, as of the date thereof, the matters set forth in Sections 7(g) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

                           (2) in connection with any Underwritten Registration
                  or Underwritten Offering, an opinion, dated the date of the closing of the Underwritten Offering, of general counsel for the Company and the Guarantors covering the matters set forth in Sections 7(b) of the Purchase Agreement and such other matters as such Holder may reasonably request;

                           (3) in connection with any Underwritten Registration
                  or Underwritten Offering, opinions, dated the date of the closing of the Underwritten Offering, of special counsels for the Company and the Guarantors covering the matters set forth in Sections 7(c) and 7(o) of the Purchase Agreement and such other matters as such Holder may reasonably request, as well as a letter from one of such counsel including a representation to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountant for the Company and the Guarantors and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time the Shelf Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in the Shelf Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                           (4) in connection with any Underwritten Registration
                  or Underwritten Offering, customary comfort letter(s), dated as of the date of the closing of the Underwritten Offering, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letter(s) delivered pursuant to Sections 7(e) and 7(f) of the Purchase Agreement; and

                                    (B) deliver such other documents and
                           certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Company and the Guarantors pursuant to this clause (ix);

                           (x) prior to any public offering of Transfer
                  Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject; and

                           (xi) provide promptly to each Holder, upon written
                  request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

                  (e) Each Holder's acquisition of a Transfer Restricted Security constitutes such Holder's agreement that, upon receipt of the notice referred to in Section 5(d)(i)(C) or any notice from the Company of the existence of any fact of the kind described in Section 5(d)(i)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(d)(ii) hereof, or
(ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "ADVICE"). Each Holder receiving a Suspension Notice shall be required to either
(I) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession that have been replaced by the Company with a more recently dated Prospectus or (II) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectuses covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 2 or 3 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Advice.

                  6. REGISTRATION EXPENSES.

                  (a) All expenses incident to the Company's and each Guarantor's performance of or compliance with this Agreement shall be borne, jointly and severally, by the Company and the Guarantors regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including certificates for the Exchange Securities to be issued in the Exchange Offer and printing the Prospectuses) and the Company's expenses for messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Guarantors, and one counsel for the Holders of Transfer Restricted Securities as described in Section 6(b) below; and (v) all fees and disbursements of independent certified public accountants of the Company and the Guarantors, if applicable (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Company shall bear its and each Guarantor's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

                  (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), including any amendment or supplement thereto, and any other documents delivered to any Holders, the Company and the Guarantors shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Securities in the Exchange Offer and/or selling or reselling Securities or Exchange Securities pursuant to the "Plan of Distribution" section contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel (who shall be Milbank, Tweed, Hadley & McCloy LLP unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared).


                  7. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities or judgments (including without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Exchange Securities or registered Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders.

                  (b) By its acquisition of Transfer Restricted Securities, each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or the Guarantors to the same extent as the foregoing indemnity from the Company and the Guarantors set forth in Section 7(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement or in any amendment or supplement thereto. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement.

                  (c) In case any action shall be commenced involving any Person in respect of which indemnity may be sought pursuant to Section 7(a) or (b) hereof (the "INDEMNIFIED PARTY") the indemnified party shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and (b) hereof, a Holder shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified, pursuant to Section 7(a) hereof, and by the Company and the Guarantors, in the case of parties indemnified, pursuant to Section 7(b) hereof. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (A) effected with its written consent or (B) effected without its written consent if the settlement is entered into more than 30 Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (I) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (II) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent that the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their initial sale of Transfer Restricted Securities (or, in the case of Exchange Securities that are Transfer Restricted Securities, the sale of the Securities for which such Exchange Securities were exchanged) or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause 7(d)(i) but also the relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Guarantors and, by its acquisition of Transfer Restricted Securities, each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the total amount received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

                  8. RULE 144A AND RULE 144.

                  The Company and each Guarantor agrees with each Holder that, from and after the Closing Date, for so long as any Transfer Restricted Securities remain outstanding or, if earlier, until two years after the Closing Date, if the Company (a) shall cease to file reports under Sections 13 and 15(d) of the Exchange Act with the Commission, the Company shall furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Notes, and (b) is subject to Section 13 or 15(d) of the Exchange Act, the Company will use all commercially reasonable efforts to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

                  9. FUTURE SUBSIDIARY GUARANTEES.

                  If, prior to the Consummation of the Exchange Offer or prior to the effectiveness of the Shelf Registration Statement, as the case may be, any subsidiary of the Company executes a Subsidiary Guarantee in accordance with the terms and provisions of the Indenture, the Company shall cause such subsidiary to execute and deliver to the parties hereto a counterpart signature page to this Agreement and such subsidiary shall be bound by all the provisions of this Agreement as a "Guarantor."

                  10. MISCELLANEOUS.

                  (a) REMEDIES. The Company and the Guarantors acknowledge and agree that monetary damages (including the liquidated damages contemplated by Section 4 hereof) would not be adequate compensation for any loss incurred by reason of a breach by the Company or the Guarantors of the provisions of this Agreement and the Company and the Guarantors hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate; provided that the liquidated damages contemplated by Section 4 hereof shall be the exclusive remedy for any such breach of Section 2 or 3 of this Agreement.

                  (b) ACTIONS AFFECTING TRANSFER RESTRICTED SECURITIES. The Company and the Guarantors shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted

Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

                  (c) NO INCONSISTENT AGREEMENTS. The Company and the Guarantors will not, on or after the date of this Agreement, enter into any agreement with respect to their respective securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company and the Guarantors shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. The Company has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

                  (d) AMENDMENTS AND WAIVERS. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless (i) in the case of Section 4 hereof and this Section 11(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of a Majority of Holders (excluding Transfer Restricted Securities held by the Company and its Affiliates) or such greater percentage of the Holders as required by the Indenture. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer and thereby does not directly or indirectly affect the rights of other Holders may be given by a majority of Holders of the Transfer Restricted Securities being tendered or registered pursuant to such Exchange Offer.

                  (e) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights hereunder.

                  (f) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:

                           (i) if to a Holder, at the address set forth on the
                  records of the registrar under the Indenture, as the case may be; and

                          (ii) if to the Company or any of the
                           Guarantors:

                                    Beverly Enterprises, Inc.
                                    Attention:  Corporate Secretary
                                    One Thousand Beverly Way

                                    Fort Smith, Arkansas 72919
                                    Telephone:  (479) 201-2000

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                  (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

                  (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (i) SECURITIES HELD BY THE COMPANY OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (j) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (k) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                  (l) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (m) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                BEVERLY ENTERPRISES, INC.


                                By: /s/ RICHARD D. SKELLY, JR.
                                    --------------------------
                                Name: Richard D. Skelly, Jr.
                                Title: Sr. VP & Treasurer





                          Registration Rights Agreement

                          4F FUNDING, INC.
                          AEDON HOMECARE - HOUSTON, LLC
                          AEDON HOMECARE - MINNESOTA, LLC
                          AEDON HOMECARE, LLC
                          AEDON STAFFING, LLC
                          AEGIS THERAPIES - OREGON, INC.
                          AEGIS THERAPIES - WISCONSIN, INC.
                          AEGIS THERAPIES, INC.
                          AEGIS THERAPIES - FLORIDA, INC.
                          AFFIRMACARE, LLC
                          AGI-CAMELOT, INC.
                          ASERACARE HOSPICE - BIRMINGHAM, LLC
                          ASERACARE HOSPICE - CORINTH, LLC
                          ASERACARE HOSPICE - DEMOPOLIS, LLC
                          ASERACARE HOSPICE - HAMILTON, LLC
                          ASERACARE HOSPICE - JACKSON, LLC
                          ASERACARE HOSPICE - MARSHALL COUNTY, LLC
                          ASERACARE HOSPICE - MEMPHIS, LLC
                          ASERACARE HOSPICE - MERIDIAN, LLC
                          ASERACARE HOSPICE - MONROEVILLE, LLC
                          ASERACARE HOSPICE - NEW ALBANY, LLC
                          ASERACARE HOSPICE - NEW HORIZONS, LLC
                          ASERACARE HOSPICE - PHILADELPHIA, LLC
                          ASERACARE HOSPICE - RUSSELLVILLE, LLC
                          ASERACARE HOSPICE - SENATOBIA, LLC
                          ASERACARE HOSPICE - TENNESSEE, LLC
                          BEVERLY - BELLA VISTA HOLDING, INC.
                          BEVERLY - MISSOURI VALLEY HOLDING, INC.
                          BEVERLY - RAPID CITY HOLDING, INC.
                          BEVERLY ENTERPRISES - ALABAMA, INC.
                          BEVERLY ENTERPRISES -ARIZONA, INC.
                          BEVERLY ENTERPRISES - ARKANSAS, INC.
                          BEVERLY ENTERPRISES - CALIFORNIA, INC.
                          BEVERLY ENTERPRISES - DELAWARE, INC.
                          BEVERLY ENTERPRISES - DISTRICT OF COLUMBIA, INC. BEVERLY ENTERPRISES - FLORIDA, INC.
                          BEVERLY ENTERPRISES - GARDEN TERRACE, INC.
                          BEVERLY ENTERPRISES - GEORGIA, INC.
                          BEVERLY ENTERPRISES - HAWAII, INC.
                          BEVERLY ENTERPRISES - ILLINOIS, INC.
                          BEVERLY ENTERPRISES - INDIANA, INC.
                          BEVERLY ENTERPRISES - KANSAS, LLC
                          BEVERLY ENTERPRISES - KENTUCKY, INC.


                          Registration Rights Agreement

                          BEVERLY ENTERPRISES - MARYLAND, INC.
                          BEVERLY ENTERPRISES - MASSACHUSETTS, INC.
                          BEVERLY ENTERPRISES - MINNESOTA, LLC
                          BEVERLY ENTERPRISES - MISSISSIPPI, INC.
                          BEVERLY ENTERPRISES - MISSOURI, INC.
                          BEVERLY ENTERPRISES - NEBRASKA, INC.
                          BEVERLY ENTERPRISES - NEW JERSEY, INC.
                          BEVERLY ENTERPRISES - NORTH CAROLINA, INC.
                          BEVERLY ENTERPRISES - OHIO, INC.
                          BEVERLY ENTERPRISES - OREGON, INC.
                          BEVERLY ENTERPRISES - PENNSYLVANIA, INC.
                          BEVERLY ENTERPRISES - SOUTH CAROLINA, INC.
                          BEVERLY ENTERPRISES - TENNESSEE, INC.
                          BEVERLY ENTERPRISES - TEXAS, INC.
                          BEVERLY ENTERPRISES - VIRGINIA, INC.
                          BEVERLY ENTERPRISES - WASHINGTON, INC.
                          BEVERLY ENTERPRISES - WEST VIRGINIA, INC.
                          BEVERLY ENTERPRISES - WISCONSIN, INC.
                          BEVERLY ENTERPRISES INTERNATIONAL LIMITED
                          BEVERLY HEALTH AND REHABILITATION SERVICES, INC. BEVERLY HEALTHCARE - CALIFORNIA, INC.
                          BEVERLY HEALTHCARE - ROCHESTER MN, LLC
                          BEVERLY HEALTHCARE MANAGEMENT - MN, LLC
                          BEVERLY HEALTHCARE, LLC
                          BEVERLY MANOR INC. OF HAWAII
                          BEVERLY SAVANA CAY MANOR, INC.
                          BEVERLY-INDIANAPOLIS, LLC
                          BEVRD, LLC
                          CERES SELECT, LLC
                          CERES STRATEGIES MEDICAL SERVICES, LLC
                          CERES STRATEGIES, INC.
                          COMMERCIAL MANAGEMENT, INC.
                          COMMUNITY CARE, INC.
                          COMPASSION AND PERSONAL CARE SERVICES, INC.
                          EASTERN HOME HEALTH SUPPLY & EQUIPMENT CO., INC. HALE NANI, INC.
                          HALLMARK CONVALESCENT HOMES, INC.
                          HOMECARE PREFERRED CHOICE, INC.
                          HOSPICE OF EASTERN CAROLINA, INC.
                          HOSPICE PREFERRED CHOICE, INC.
                          LARES CARE RESOURCE, LLC
                          LIBERTY NURSING HOMES, INCORPORATED
                          MATRIX OCCUPATIONAL HEALTH, INC.


                          Registration Rights Agreement

                          MATRIX WELLNESS, LLC
                          MEDICAL ARTS HEALTH FACILITY OF LAWRENCEVILLE, INC. MODERNCARE OF LUMBERTON, INC.
                          NEBRASKA CITY S-C-H, INC.
                          NURSING HOME OPERATORS, INC.
                          PETERSEN HEALTH CARE, INC.
                          SOUTH ALABAMA NURSING HOME, INC.
                          SOUTH DAKOTA - BEVERLY ENTERPRISES, INC.
                          SOUTHEASTERN HOME MEDICAL EQUIPMENT -
                            ALABAMA, LLC
                          SOUTHEASTERN HOME MEDICAL EQUIPMENT -
                            MISSISSIPPI, LLC
                          SOUTHEASTERN HOME MEDICAL EQUIPMENT -
                            TENNESSEE, LLC
                          SPECTRA HEALTHCARE ALLIANCE, INC.
                          TAR HEEL INFUSION COMPANY, INC.
                          TMD DISPOSITION COMPANY
                          VANTAGE HEALTHCARE CORPORATION
                          VIZIA HEALTHCARE DESIGN GROUP, LLC


                          By: /s/ JOHN G. ARENA
                              --------------------------
                          Name:   John G. Arena
                          Title:  Secretary


                          Registration Rights Agreement

Accepted and agreed by:

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.

By: LEHMAN BROTHERS INC.

By: /s/ STEPHEN MEHOS
    --------------------------
Authorized Representative




                          Registration Rights Agreement

                                   SCHEDULE I

ENTITY                                                             JURISDICTION OF ORGANIZATION
------                                                             ----------------------------
4F Funding, Inc.                                                               California
AEDON HomeCare, LLC                                                            Delaware
AEDON HomeCare - Houston, LLC                                                  Delaware
AEDON Staffing, LLC                                                            Delaware
AEGIS Therapies, Inc.                                                          Delaware
AEGIS Therapies - Florida, Inc.                                                Delaware
AEGIS Therapies - Wisconsin, Inc.                                              Delaware
Affirmacare, LLC                                                               Delaware
AGI-Camelot, Inc.                                                              Missouri
AseraCare Hospice - Birmingham, LLC                                            Delaware
AseraCare Hospice - Corinth, LLC                                               Delaware
AseraCare Hospice - Demopolis, LLC                                             Delaware
AseraCare Hospice - Hamilton, LLC                                              Delaware
AseraCare Hospice - Jackson, LLC                                               Delaware
AseraCare Hospice - Marshall County, LLC                                       Delaware
AseraCare Hospice - Memphis, LLC                                               Delaware
AseraCare Hospice - Meridian, LLC                                              Delaware
AseraCare Hospice - Monroeville, LLC                                           Delaware
AseraCare Hospice - New Albany, LLC                                            Delaware
AseraCare Hospice - New Horizons, LLC                                          Delaware
AseraCare Hospice - Philadelphia, LLC                                          Delaware
AseraCare Hospice - Russellville, LLC                                          Delaware
AseraCare Hospice - Senatobia, LLC                                             Delaware
AseraCare Hospice - Tennessee, LLC                                             Delaware
Beverly - Bella Vista Holding, Inc.                                            Delaware
Beverly - Missouri Valley Holding, Inc.                                        Delaware
Beverly - Rapid City Holding, Inc.                                             Delaware
Beverly Enterprises - Alabama, Inc.                                            California
Beverly Enterprises - Arizona, Inc.                                            California
Beverly Enterprises - Arkansas, Inc.                                           California
Beverly Enterprises - California, Inc.                                         California
Beverly Enterprises - Delaware, Inc.                                           California
Beverly Enterprises - District of Columbia, Inc.                               California
Beverly Enterprises - Florida, Inc.                                            California
Beverly Enterprises - Garden Terrace, Inc.                                     California
Beverly Enterprises - Georgia, Inc.                                            California
Beverly Enterprises - Hawaii, Inc.                                             California
Beverly Enterprises - Illinois, Inc.                                           California



                          Registration Rights Agreement

ENTITY                                                             JURISDICTION OF ORGANIZATION
------                                                             ----------------------------
Beverly Enterprises - Indiana, Inc.                                            California
Beverly Enterprises - Kansas, LLC                                              Delaware
Beverly Enterprises - Kentucky, Inc.                                           California
Beverly Enterprises - Maryland, Inc.                                           California
Beverly Enterprises - Massachusetts, Inc.                                      California
Beverly Enterprises - Minnesota, LLC                                           Delaware
Beverly Enterprises - Mississippi, Inc.                                        California
Beverly Enterprises - Missouri, Inc.                                           California
Beverly Enterprises - Nebraska, Inc.                                           California
Beverly Enterprises - New Jersey, Inc.                                         California
Beverly Enterprises - North Carolina, Inc.                                     California
Beverly Enterprises - Ohio, Inc.                                               California
Beverly Enterprises - Oregon, Inc.                                             California
Beverly Enterprises - Pennsylvania, Inc.                                       California
Beverly Enterprises - South Carolina, Inc.                                     California
Beverly Enterprises - Tennessee, Inc.                                          California
Beverly Enterprises - Texas, Inc.                                              California
Beverly Enterprises - Virginia, Inc.                                           California
Beverly Enterprises - Washington, Inc.                                         California
Beverly Enterprises - West Virginia, Inc.                                      California
Beverly Enterprises - Wisconsin, Inc.                                          California
Beverly Enterprises International Limited                                      California
Beverly Health and Rehabilitation Services, Inc.                               California
Beverly Healthcare - California, Inc.                                          California
Beverly Healthcare - Rochester MN, LLC                                         Delaware
Beverly Healthcare Management - MN, LLC                                        Delaware
Beverly Healthcare, LLC                                                        Indiana
Beverly Manor Inc. of Hawaii                                                   California
Beverly Savana Cay Manor, Inc.                                                 California
Beverly-Indianapolis, LLC                                                      Indiana
BEVRD, LLC                                                                     Delaware
CERES Select, LLC                                                              Delaware
CERES Strategies Medical Services, LLC                                         Delaware
CERES Strategies, Inc.                                                         Delaware
Commercial Management, Inc.                                                    Iowa
Community Care, Inc.                                                           North Carolina
Compassion and Personal Care Services, Inc.                                    North Carolina
Eastern Home Health Supply & Equipment Co., Inc.                               North Carolina
Hale Nani, Inc.                                                                California
Hallmark Convalescent Homes, Inc.                                              Michigan



                          Registration Rights Agreement

ENTITY                                                             JURISDICTION OF ORGANIZATION
------                                                             ----------------------------
HomeCare Preferred Choice, Inc.                                                Delaware
Hospice of Eastern Carolina, Inc.                                              North Carolina
Hospice Preferred Choice, Inc.                                                 Delaware
LARES Care Resource, LLC                                                       Delaware
Liberty Nursing Homes, Incorporated                                            Virginia
MATRIX Occupational Health, Inc.                                               Delaware
MATRIX Wellness, LLC                                                           Delaware
Medical Arts Health Facility of Lawrenceville, Inc.                            Georgia
Moderncare of Lumberton, Inc.                                                  North Carolina
Nebraska City S-C-H, Inc.                                                      Nebraska
Nursing Home Operators, Inc.                                                   Ohio
Petersen Health Care, Inc.                                                     Florida
South Alabama Nursing Home, Inc.                                               Alabama
South Dakota - Beverly Enterprises, Inc.                                       California
Southeastern Home Medical Equipment - Alabama, LLC                             Delaware
Southeastern Home Medical Equipment - Mississippi, LLC                         Delaware
Southeastern Home Medical Equipment - Tennessee, LLC                           Delaware
Spectra Healthcare Alliance, Inc.                                              Delaware
Tar Heel Infusion Company, Inc.                                                North Carolina
TMD Disposition Company                                                        Florida
Vantage Healthcare Corporation                                                 Delaware
VIZIA Healthcare Design Group, LLC                                             Delaware


                          Registration Rights Agreement